Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of July 21, 2009 is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Agent”), each of the Lenders under such Credit Agreement signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of October 29, 2008 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility; and

WHEREAS, each of the Guarantors has entered into a Guaranty Agreement pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and the Borrower and the Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Agent and the Lenders that the Borrower desires to amend certain provisions of, and requests certain waivers with respect to, the Credit Agreement as set forth below, and the Agent and the Lenders signatory hereto are willing to agree to such amendments and waivers on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows, effective as of the date hereof:

(a) The following definition of “Amendment No. 1 Effectiveness Date” is hereby added to Section 1.1 of the Credit Agreement:

“Amendment No. 1 Effectiveness Date” means July 21, 2009.

(b) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:

“Applicable Margin” means, on any date, 2.00% per annum.

(c) The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries, an amount equal to Consolidated Net Income for such period plus (a) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense for such period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness), (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries on a consolidated basis for such period, (iii) depreciation and amortization expense of the Borrower and its Subsidiaries on a consolidated basis, (iv) other non-cash expenses of the Borrower and its Subsidiaries on a consolidated basis reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and (v) beginning with the four fiscal quarter period ending March 31, 2010, all losses on and other expenses related to repurchases of long-term Indebtedness; minus (b) to the extent included in calculating such Consolidated Net Income, (i) all non-cash items increasing Consolidated Net Income for such period, and (ii) beginning with the four fiscal quarter period ending March 31, 2010, all gains on repurchases of long-term Indebtedness.

(d) Clause (b)(v) of the definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.1 of the Credit Agreement is amended so that, as amended, such clause shall read as follows:

(v) all taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto, paid in cash during such period by the Borrower and its Subsidiaries (excluding, beginning with the four fiscal quarter period ending March 31, 2010, any such cash amounts paid as a result of any gains on repurchases of long-term Indebtedness).

(e) The following definition of “Modified Covenant Period” is hereby added to Section 1.1 of the Credit Agreement:

“Modified Covenant Period” means the period from the Amendment No. 1 Effectiveness Date until (but excluding) the Modified Covenant Triggering Event Date.

(f) The following definition of “Modified Covenant Triggering Event Date” is hereby added to Section 1.1 of the Credit Agreement:

“Modified Covenant Triggering Event Date” means the earlier of (i) the date the Agent acknowledges its receipt of a Reinstatement Notice by providing written notice of such receipt to the Borrower and (ii) 30 days after the date a Reinstatement Notice is delivered by the Borrower to the Agent, as determined in accordance with Section 9.1.

(g) The following definition of “Non-Modified Covenant Period” is hereby added to Section 1.1 of the Credit Agreement:

“Non-Modified Covenant Period” means (i) the period prior to the Amendment No. 1 Effectiveness Date and (ii) the period commencing on and continuing at all times after the Modified Covenant Triggering Event Date, as applicable.

(h) The following definition of “Refinancing Indebtedness” is hereby added to Section 1.1 of the Credit Agreement:

“Refinancing Indebtedness” means, with respect to any permitted Indebtedness of any Loan Party (the “Existing Indebtedness”) Indebtedness (whether incurred prior to or during the Modified Covenant Period) which refinances, refunds or renews, or extends the maturity of, such Existing Indebtedness (any such refinancing, refunding, renewal or extension, a “Refinancing”) including Refinancing using a different type of Indebtedness, so long as (i) the principal amount of such Existing Indebtedness is not increased by such Refinancing except by an amount not in excess of any accrued but then unpaid interest, reasonable premium or other reasonable amount paid, and discounts, commissions, fees and expenses reasonably incurred, in connection with such Refinancing plus an amount not in excess of any existing commitments unutilized under the Existing Indebtedness, (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such Refinancing and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Existing Indebtedness and the interest rate and fees applicable to any such Refinancing do not exceed the then applicable market interest rate, or market fee rate, respectively, for the applicable type of Indebtedness, (iii) if such Existing Indebtedness is Subordinated Indebtedness, then such Refinancing Indebtedness must also be Subordinated Indebtedness, (iv) such Refinancing does not in any material respect expand the property subject to any Lien (unless otherwise permitted under this Agreement), (v) such refinancing does not have a maturity prior to the Maturity Date and (vi) such refinancing does not contain any provision (A) requiring the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date, (B) granting the holders thereof the right to require the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date or (3) requiring the conversion of such Indebtedness into Equity Interests of the Borrower or any Subsidiary prior to the Maturity Date.

(i) The following definition of “Reinstatement Notice” is hereby added to Section 1.1 of the Credit Agreement:

“Reinstatement Notice” means a written notice from the Borrower to the Agent stating that the Borrower has elected to reinstate the Consolidated Total Leverage

Ratio covenant set forth in Section 6.11(c) and the Indebtedness covenant set forth in Section 6.0, which such notice may be delivered at any time after April 30, 2010.

(j) The first sentence of Section 2.8(a) of the Credit Agreement is hereby amended so that, as amended, such sentence shall read as follows:

(a) The Borrower shall pay to the Agent, on the last day of each March, June, September and December and on the Maturity Date, in immediately available funds, for the pro rata benefit of the Lenders, a Commitment fee (the “Commitment Fee”) equal to thirty-five one-hundredths of one percent (0.35%) per annum times the average unused amount of the Commitment during the immediately preceding fiscal quarter (or shorter period thereof) just ended.

(k) Section 2.19(f) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(f) Notwithstanding anything to the contrary in this Section 2.19, (i) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion and (ii) after giving effect to any increase in the Commitments pursuant to this Section 2.19, the aggregate amount of the Commitments shall not exceed $75,000,000.

(l) Section 6.1 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

6.1 Indebtedness. It will not, and will not permit any Subsidiary to, incur, create, assume or suffer to exist any Indebtedness, except:

(a) the Notes and the Indebtedness and Obligations under this Agreement and the other Loan Documents;

(b) Indebtedness under the Bank of America Agreement;

(c) Indebtedness of the Borrower or any Subsidiary existing at the Effective Date which is reflected in Schedule 6.1(c) hereto;

(d) Permitted Floorplan Silo Indebtedness;

(e) Indebtedness created under leases which, in accordance with GAAP, have been recorded and/or should have been recorded on the books of the Borrower or the applicable Subsidiary as Capital Leases; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $5,000,000;

(f) unsecured Subordinated Indebtedness; provided that no such Indebtedness shall be incurred during the Modified Covenant Period;

(g) accounts payable (for the deferred purchase price of property or services) which are from time to time incurred in the ordinary course of business and which are not in excess of ninety (90) days past the invoice or billing date;

(h) Permitted Real Estate Debt and any Guarantees by the Borrower or any Subsidiary that is the tenant of the applicable real property of such Permitted Real Estate Debt; provided that the principal amount of such Indebtedness incurred during the Modified Covenant Period shall not exceed $12,000,000;

(i) Indebtedness of any Subsidiary of the Borrower in existence (but not incurred or created in connection with an acquisition) on the date on which such Subsidiary is acquired by any Loan Party, provided (i) neither the Borrower nor any of its other Subsidiaries has any obligation with respect to such Indebtedness, (ii) none of the properties of the Borrower or any of its other Subsidiaries is bound with respect to such Indebtedness, (iii) the Borrower is in full compliance with Section 6.11 hereof before and after such acquisition, and (iv) if such Indebtedness is secured by Used Motor Vehicles of such Subsidiary, such Indebtedness is Permitted Floorplan Silo Indebtedness; and provided further that, no such Indebtedness (other than Permitted Floorplan Silo Indebtedness) shall be incurred during the Modified Covenant Period;

(j) Indebtedness secured by Liens upon any property hereafter acquired by the Borrower or any of its Subsidiaries to secure Indebtedness in existence on the date of an acquisition (but not incurred or created in connection with such acquisition) at a time when the Borrower is in full compliance with Section 6.11 hereof before and after such acquisition, which Indebtedness is assumed by such Person simultaneously with such acquisition, which Liens extend only to such property so acquired (and not to any after-acquired property) and with respect to which Indebtedness neither the Borrower nor any of its Subsidiaries (other than the acquiring Person) has any obligation and provided that if such Indebtedness is secured by Used Motor Vehicles of such Subsidiary, such Indebtedness is Permitted Floorplan Silo Indebtedness; and provided further that, no such Indebtedness (other than Permitted Floorplan Silo Indebtedness) shall be incurred during the Modified Covenant Period;

(k) contingent obligations (including Guarantees) of any Indebtedness permitted hereunder;

(l) Indebtedness in respect of obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks or managing costs associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(m) purchase options in favor of a Manufacturer in respect of a dealer franchise;

(n) (i) at any time during a Non-Modified Covenant Period, Indebtedness that renews, refinances, refunds or extends any existing Indebtedness of any Loan Party, so long as (A) such renewal, refinancing, refunding or extension does not in any material respect increase the principal amount thereof or expand the property subject to any Lien (unless otherwise permitted under this Agreement), (B) if the Indebtedness being refinanced is Subordinated Indebtedness, then such refinancing Indebtedness must also be Subordinated Indebtedness, (C) such refinancing does not have a maturity prior to the Maturity Date and (D) such refinancing does not contain any provision (1) requiring the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date, (2) granting the holders thereof the right to require the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date or (3) requiring the conversion of such Indebtedness into Equity Interests of the Borrower or any Subsidiary prior to the Maturity Date, and (ii) at any time during the Modified Covenant Period, Refinancing Indebtedness;

(o) Indebtedness of the Borrower or any Subsidiary secured by Liens upon property other than the Collateral, which Liens extend only to such property, with respect to which Indebtedness none of the Subsidiaries other than the owner of such encumbered asset has any obligation, provided the aggregate amount of all such Indebtedness is less than $25,000,000 outstanding at any one time; and provided further that, no such Indebtedness shall be incurred during the Modified Covenant Period;

(p) unsecured Indebtedness of the Borrower, not guaranteed by any Subsidiary, provided that (A) the aggregate amount of such Indebtedness shall not exceed $30,000,000 outstanding at any time, (B) not more than $15,000,000 of such aggregate amount may be cross-guaranteed by Subsidiaries of the Borrower, and (C) the aggregate principal amount of all Indebtedness under Sections 6.1(p), (q) and (r) incurred during the Modified Covenant Period shall not exceed $5,000,000;

(q) Indebtedness consisting of Guarantees by the Borrower or any of its Subsidiaries in favor of any Person of retail installment contracts or other retail payment obligations in respect of Motor Vehicles sold to a customer; provided that (A) the sum of (i) the aggregate face amount of such guaranteed retail installment contracts and other retail payment obligations described in this Section 6.1(q), plus (ii) the aggregate amount of Investments (on a gross basis excluding any reserves) permitted under Section 6.5(j) shall not exceed $25,000,000 at any time, and (B) the aggregate principal amount of all Indebtedness under Sections 6.1(p), (q) and (r) incurred during the Modified Covenant Period shall not exceed $5,000,000;

(r) obligations in respect of surety or other bonds or similar instruments entered into in the ordinary course of business; provided that, (A) the aggregate amount of such Indebtedness shall not exceed $5,000,000 at any time and (B) the aggregate principal amount of all Indebtedness under Sections 6.1(p), (q) and (r) incurred during the Modified Covenant Period shall not exceed $5,000,000; and

(s) unsecured Indebtedness owed by any Subsidiary to the Borrower or to another Subsidiary.

(m) Section 6.11(b) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(b) Consolidated Fixed Charge Coverage Ratio. The Borrower will not permit the Consolidated Fixed Charge Coverage Ratio, for any period of four fiscal quarters, to be less than (i) for each four fiscal quarter period ending on or prior to September 30, 2010, 1.10 to 1.00 and (ii) for each four fiscal quarter period ending after September 30, 2010, 1.20 to 1.00.

(n) Section 6.11(c) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(c) Consolidated Total Leverage Ratio. The Borrower will not, at any time during the Non-Modified Covenant Period, permit the Consolidated Total Leverage Ratio to be more than 5.00 to 1.00.

(o) Clause (b) of Section 6.18 of the Credit Agreement is hereby amended so that, as amended, such clause shall read as follows:

(b) delivered to the Agent a revised Intercreditor Agreement exhibit for such lender, deleting such Franchise (or in the case of a sale of a Subsidiary, any Franchise owned by such Subsidiary) from such exhibit or other evidence satisfactory to the Agent in its reasonable discretion that such lender will deliver such revised exhibit upon payment of amounts remaining under such transferred Franchise or Subsidiary’s floorplan Indebtedness.

(p) Schedule 1 to Exhibit 5.51(c) (Compliance Certificate) is hereby amended so that, as amended, such Schedule shall read as set forth on Schedule 1 attached hereto.

2. Waivers to Credit Agreement. Subject to the terms and conditions set forth herein, the Lenders hereby waive any Default or Event of Default arising from the Borrower’s failure to deliver the documents required by Section 5.14 of the Credit Agreement with respect to Florida Automotive Services West L.L.C., a Delaware limited liability company formed on December 4, 2008, within the time frames set forth therein so long as such entity is dissolved on or prior to the date hereof. The waivers set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.

3. Conditions Precedent. The effectiveness of this Agreement and the effectiveness of the amendments and waivers to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a) the Agent shall have received counterparts of this Agreement, duly executed by the Borrower, each Guarantor and each Lender;

(b) the Agent shall have received (x) a true, complete and certified copy of resolutions of the board of directors, members or other applicable governing body of each Loan Party authorizing the amendments contemplated hereby and (y) a certification that none of the Organization Documents (as hereinafter defined) of any Loan Party has been amended or otherwise modified since the effective date of the Credit Agreement or, in the alternative, attaching true and complete copies of all amendments and modifications thereto; and

(c) all fees and expenses payable to the Agent and the Lenders (including the fees and expenses of counsel to the Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

As used herein, the term “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and waivers set forth herein and hereby confirms and ratifies in all respects the Guaranty Agreement to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waivers contemplated hereby) and the enforceability of such Guaranty Agreement against such Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties made by or with respect to each Loan Party in Article III of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;

(b) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Effective Date, and each such Person has executed and delivered a Guaranty Agreement;

(c) This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding-obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.

6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 9.7(b) of the Credit Agreement.

7. Full Force and Effect of Agreement. After giving effect to this Agreement and the amendments and waivers contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 9.6 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 9.3 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

ASBURY AUTOMOTIVE GROUP, INC.

By:		/s/ Craig T. Monaghan
Craig T. Monaghan
Senior Vice President

GUARANTORS:

ASBURY AUTOMOTIVE GROUP, L.L.C.

By:		/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

By:		/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By:		ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By:		ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

	By:	/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C.,
its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C.,
its General Partner

AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.

By:	/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C. (f/k/a ASBURY AUTOMOTIVE FLORIDA LLC)
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
GEORGIA AUTOMOTIVE SERVICES L.L.C. f/k/a ASBURY AUTOMOTIVE SOUTH LLC)
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.

By:	/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX PB CHEV L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY MS METRO L.L.C.
ASBURY MS YAZOO L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.

By:	/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.

By:	/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

By:	/s/ Craig T. Monaghan
Craig T. Monaghan
Vice President

AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A., as Agent and Lender

By:	/s/ Jeffrey G. Calder
Jeffrey G. Calder
Vice President

LENDER:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Anne M. Zeschke
Anne M. Zeschke
Vice President

SCHEDULE 1

TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 6.11(a) – Consolidated Current Ratio.

Numerator:

	A.	Consolidated Current Assets at the Statement Date:		$

	B.	Available Unused Commitments under the Bank of America Agreement:

		1.	Aggregate Commitments at the Statement Date:	$

		2.	Borrowing Base at the Statement Date	$

		3.	The lesser of Lines I.B.1. and 2.:	$

		4.	Total Outstandings at the Statement Date:	$

		5.	Available Unused Commitments (Lines I.B.3. – 4.):	$

	C.	Numerator (Lines I.A. + I.B.5.):		$

Denominator:

	D.	Consolidated current liabilities at Statement Date:		$

	E.	Permitted Floorplan Silo Indebtedness at Statement Date, to the extent not reflected as a current liability (Line I.D.):		$

	F.	To the extent included in current liabilities (Line I.D.), any balloon payment due under the Bank of America Agreement, or under any Permitted Real Estate Debt or Subordinated Indebtedness, other than, in each case, any such balloon payment due within two (2) fiscal quarters following the Statement Date:		$

	G.	Denominator (Consolidated Adjusted Current Liabilities) (Lines I.D. + E. – F.):		$

	H.	Consolidated Current Ratio (Line I.C. ÷ G.):		to 1.00

		Minimum Required:		1.20 to 1.00

II.	Section 6.11 (b) – Consolidated Fixed Charge Coverage Ratio.

Numerator:

	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”):

	1.	Consolidated Net Income for Subject Period:		$

	2.	To the extent deducted in calculating Consolidated Net Income (Line II.A.1.):

		a.	Consolidated Interest Expense for Subject Period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness):	$

		b.	Provision for income taxes for Subject Period:	$

		c.	Depreciation and amortization expense for Subject Period:	$

		d.	Other non-cash expenses reducing Consolidated Net Income which do not represent a cash item in Subject Period or any future period:	$

		e.	Beginning with the four fiscal quarter period ending March 31, 2010, all losses on and other expenses related to repurchases of long-term Indebtedness:	$

	3.	To the extent included in calculating Consolidated Net Income (Line II.A.1.):

		a.	All non-cash items increasing Consolidated Net Income for Subject Period:	$

		b.	Beginning with the four fiscal quarter period ending March 31, 2010, all gains on repurchases of long-term Indebtedness:	$

	4.	Consolidated EBITDA for the Subject Period (Lines II.A.1. +2.a. +2.b. +2.c. +2.d. +2.e. – 3.a.–3.b.):		$

B.	Consolidated Rental Expense for the Subject Period:			$

C.	Deemed capital expenditures in an amount equal to $150,000 for each Dealer Location in existence on the Statement Date:			$

D.	Numerator (Lines II.A.4. + B. – C.):			$

Denominator:

E.	Consolidated Interest Expense for the Subject Period (but excluding interest expense with respect to Permitted Floorplan Silo Indebtedness) (Line II.A.2.a.):			$

F.	Scheduled amortization during the Subject Period of the principal portion of all Indebtedness for money borrowed (other than any balloon, bullet or similar principal payment which repays or refinances such Indebtedness in full):			$

	G.	Consolidated Rental Expense for Subject Period (Line II.B.):		$

	H.	Consolidated Pro Forma Rent Savings for Subject Period:		$

	I.	Taxes[1] paid in cash during Subject Period:		$

	J.	Beginning with the four fiscal quarter period ending March 31, 2010, Taxes included in Line I. above paid as a result of any gains on repurchases of long-term Indebtedness:		$

	K.	Denominator (Lines II.E. + F. + G. – H. + I – J.):		$

	L.	Consolidated Fixed Charge Coverage Ratio (Line II.D. ÷ K.):		to 1.00

Minimum Required: (i) For each Subject Period ending on or prior to September 30, 2010, 1.10 to 1.00 and (ii) for each Subject Period ending after September 30, 2010, 1.20 to 1.00

III.	Section 6.11 (c) – Consolidated Total Leverage Ratio.

Numerator:

	A.	Consolidated Adjusted Funded Indebtedness at the Statement Date:

		1.	Consolidated Funded Indebtedness at the Statement Date:	$

		2.	Permitted Floorplan Silo Indebtedness at the Statement Date:	$

		3.	Numerator (Lines III.A.1. – 2.):	$

Denominator:

	B.	Consolidated Pro Forma EBITDA for Subject Period:

		1.	Consolidated EBITDA for Subject Period (Line II.A.4.):	$

		2.	Consolidated EBITDA attributable to Permitted Acquisitions for Subject Period (or exclusion of Consolidated EBITDA attributable to Permitted Dispositions for Subject Period) on a pro forma basis in accordance with the Agreement[2]	$(+/-)

[1]

As used in this Compliance Certificate, “Taxes” shall means all taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

[2]

Historical financial statements (audited or unaudited, as permitted by the Agent in its reasonable discretion) must support such adjustment to the satisfaction of the Agent and such pro forma adjustment shall not increase Consolidated EBITDA by more than 20%.

		3.	Consolidated Pro Forma Rent Savings for Subject Period:	$

		4.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.1. +/- 2. + 3.):	$

	C.	Consolidated Total Leverage Ratio (Line III.A.3. ÷ B.4.):		to 1.00

Maximum Permitted: At any time before the Amendment No. 1 Effectiveness Date or at any time on or after the Modified Covenant Triggering Event Date, 5.00 to 1.00.

IV.	Section 6.11 (d) – Consolidated Total Senior Leverage Ratio.

Numerator:

	A.	Consolidated Adjusted Funded Indebtedness at Statement Date (Line III.A.3.):		$

	B.	Subordinated Indebtedness at Statement Date:		$

	C.	Numerator (Lines IV.A. – B.):		$

Denominator:

	D.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.4.):		$

	E.	Consolidated Total Senior Leverage Ratio (Line IV.C. ÷ Line IV.D.):		to 1.00

		Maximum Permitted:		3.00 to 1.00

V.	The Number of Dealer Locations as of the Statement Date is: .